UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2021 (December 7, 2021)

VSE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-03676	54-0649263
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6348 Walker Lane
Alexandria,	Virginia	22310
(Address of Principal Executive Offices)		(Zip Code)

(703) 960-4600
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.05 per share	VSEC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Increase in Board Size and Appointment of Edward Dolanski as Director

On December 7, 2021, the Board of Directors (the “Board”) of VSE Corporation (“VSE” or the “Company”) determined pursuant to the By-Laws of the Company, as amended (the “By-Laws”), to increase the size of the Board from eight directors to nine directors, effective January 1, 2022. Pursuant to the By-Laws and based on the recommendation of the Nominating & Corporate Governance Committee of the Board (the “NCGC”), the Board appointed Edward P. Dolanski to serve as an independent director of the Company, commencing January 1, 2022 and extending until the next annual meeting of the Company’s stockholders. On December 7, 2021, the Board also appointed Mr. Dolanski to serve as a member of both the NCGC and the Audit Committee of the Board.

Edward Dolanski, 54, currently serves as the co-founder of First Watch Group, a management consulting firm. Previously, he served in a variety of senior leadership roles at The Boeing Company (“Boeing”), including President, U.S. Government Services for Boeing Global Services, the largest performance-based logistics contractor for the U.S. Department of Defense, from July 2017 to March 2020; President, Global Services & Support within Boeing’s Defense, Space & Security unit from March 2016 to July 2017; and President and Chief Executive Officer of Aviall, a Boeing subsidiary, from July 2013 to March 2016. Before joining Boeing, Mr. Dolanski served at Raytheon Company as Vice President, mission support, Network Centric Systems; Vice President, Aftermarket Businesses and Customer Support, Raytheon Aircraft Company (Hawker & Beechcraft); and Chief Information Officer, Aircraft Integration Systems.

Mr. Dolanski is a member of the Catalyze Dallas Board of Advisors and Business Executives for National Security and the Texas Blockchain Council Advisory Board. He has served as a member of the Texas Diversity Council board of directors where he has been recognized with several diversity awards including DiversityFIRST and CEO Champions of Diversity. He attended Vanderbilt University Owen Graduate School and holds a bachelor’s degree from John Brown University.

A copy of the press release announcing the appointment of Mr. Dolanski to the Board is filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Amended & Restated Employment Agreement for Chief Executive Officer & President

On December 7, 2021, the Company entered into an amended and restated employment agreement with John A. Cuomo (the “Cuomo Employment Agreement”) pursuant to which Mr. Cuomo will continue to serve as the Company’s Chief Executive Officer and President at a base salary of $800,000 per annum. The term of the Cuomo Employment Agreement will commence on January 1, 2022 and end on January 1, 2025, subject to automatic extensions for successive one-year periods unless prior notice is given by the Company or Mr. Cuomo at least 120 days prior to the expiration of the then-applicable term.

Mr. Cuomo’s base salary will be subject to review for increases (but not decreases) at least annually. Mr. Cuomo will also be eligible to receive an annual performance bonus each year in an amount of at least 100% of his base salary subject to the satisfaction of performance criteria to be determined by the Compensation Committee of the Board (the “Compensation Committee”) under VSE’s incentive plan (the “Incentive Plan”). He will also participate in both VSE’s long-term incentive program (the “Equity Plan”) and Deferred Supplemental Compensation Plan (the “DSC Plan”). Mr. Cuomo’s target annual award under the Equity Plan will be no less than 220% of his base salary.

In the event of a termination of Mr. Cuomo’s employment by the Company without “cause” (including by giving notice that the agreement term will not be extended) or by Mr. Cuomo for “good reason,” as such terms are defined in the Cuomo Employment Agreement (a “Qualifying Termination”), which does not occur within two years after a change in control or the eight month period ending on the date of the change in control, the Company will pay Mr. Cuomo (in addition to certain accrued obligations) (i) a lump sum cash amount equal to 2.0 times the sum of (A) his annual base salary and (B) the applicable target bonus for Mr. Cuomo under the Incentive Plan for the year in which such termination occurs and (ii) a lump sum cash amount of the value of any accrued but unvested benefits of Mr. Cuomo under the DSC Plan. In the event of a Qualifying Termination that occurs within two years after a change in control or the eight month period ending on the date of the change in control, the Company will pay or provide the following benefits (in addition to certain accrued obligations) to Mr. Cuomo:

•a lump sum cash amount equal to 2.25 times the sum of (A) his annual base salary and (B) the applicable target bonus for Mr. Cuomo under the Incentive Plan for the year in which such termination occurs;

•a lump sum cash amount of the value of any accrued but unvested benefits of Mr. Cuomo under the DSC Plan; and
•automatic vesting of all time-based or performance-based restricted stock or restricted stock units (or similar rights) held by Mr. Cuomo, with performance-based awards vesting at the target level.

The severance benefits described above are generally contingent on Mr. Cuomo executing a release of claims against the Company. The Cuomo Employment Agreement also contains obligations of Mr. Cuomo regarding nondisclosure, noncompetition, nonsolicitation and non-disparagement. The Cuomo Employment Agreement will supersede and replace Mr. Cuomo’s existing employment agreement as of January 1, 2022.

The foregoing description of the Cuomo Employment Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Amended & Restated Employment Agreement for Senior Vice President and Chief Financial Officer

On December 7, 2021, the Company entered into an amended and restated employment agreement with Stephen D. Griffin (the “Griffin Employment Agreement”) pursuant to which Mr. Griffin will continue to be employed as Senior Vice President and Chief Financial Officer. The term of the Griffin Employment Agreement will commence on January 1, 2022 and end on January 1, 2024, subject to automatic extensions for successive one-year periods unless prior notice is given by the Company or Mr. Griffin at least 60 days prior to the expiration of the then-applicable term.

Pursuant to the Griffin Employment Agreement, Mr. Griffin’s base salary will be $430,000 per annum, subject to review for increases at least annually. Mr. Griffin will also be eligible to receive an annual performance bonus each year subject to the satisfaction of performance criteria to be determined by the Compensation Committee under the Incentive Plan. He will also participate in VSE’s Equity Plan and the DSC Plan. Mr. Griffin’s target annual award under the Incentive Plan will be no less than 65% of his base salary.

In the event of a Qualifying Termination of Mr. Griffin which does not occur within two years after a change in control, the Company will pay to Mr. Griffin (in addition to certain accrued obligations) (i) a lump sum cash amount of 1.5 times Mr. Griffin’s annual base salary and (ii) a lump sum cash amount of the value of any accrued but unvested benefits of Mr. Griffin under the DSC Plan. In the event of a Qualifying Termination which occurs within two years after a change in control, the Company will pay or provide the following benefits (in addition to certain accrued obligations) to Mr. Griffin:

•a lump sum cash amount of 2.0 times the sum of (A) Mr. Griffin’s annual base salary and (B) the applicable target bonus for Mr. Griffin under the Incentive Plan for the year in which such termination occurs;
•a lump sum cash amount of the value of any accrued but unvested benefits of Mr. Griffin under the DSC Plan; and
•automatic vesting of all time-based or performance-based restricted stock or restricted stock units (or similar rights) held by Mr. Griffin, with performance-based awards vesting at the target level.

The severance benefits described above are generally contingent on Mr. Griffin executing a release of claims against the Company. The Griffin Employment Agreement also contains obligations of Mr. Griffin regarding nondisclosure, noncompetition, nonsolicitation and non-disparagement. The Griffin Employment Agreement will supersede and replace Mr. Griffin’s existing employment agreement as of January 1, 2022.

The foregoing description of the Griffin Employment Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K.

Amended & Restated Employment Agreement for President, VSE Aviation, Inc.

On December 7, 2021, the Company entered into an amended and restated employment agreement with Benjamin Thomas (the “Thomas Employment Agreement”) pursuant to which Mr. Thomas will continue to be employed as President, VSE Aviation, Inc. The term of the Thomas Employment Agreement will commence on January 1, 2022 and end on January 1, 2024, subject to automatic extensions for successive one-year periods unless prior notice is given by the Company or Mr. Thomas at least 60 days prior to the expiration of the then-applicable term.

Pursuant to the Thomas Employment Agreement, Mr. Thomas’s base salary will be $348,000 per annum, subject to review for increases at least annually. Mr. Thomas will also be eligible to receive an annual performance bonus each year subject to the satisfaction of performance criteria to be determined by the Compensation Committee under the Incentive Plan. He will also participate in VSE’s Equity Plan and the DSC Plan. The Thomas Employment Agreement will supersede and replace Mr. Thomas’ existing employment agreement as of January 1, 2022.

In the event of a Qualifying Termination of Mr. Thomas which does not occur within two years after a change in control, the Company will pay to Mr. Thomas (in addition to certain accrued obligations) (i) a lump sum cash amount of 1.5 times Mr. Thomas’s annual base salary and (ii) a lump sum cash amount of the value of any accrued but unvested benefits of Mr. Thomas under the DSC Plan. In the event of a Qualifying Termination which occurs within two years after a change in control, the Company will pay or provide the following benefits (in addition to certain accrued obligations) to Mr. Thomas:

•a lump sum cash amount of the sum of (A) 1.5 times Mr. Thomas’s annual base salary and (B) the applicable target bonus for Mr. Thomas under the Incentive Plan for the year in which such termination occurs;
•a lump sum cash amount of the value of any accrued but unvested benefits of Mr. Thomas under the DSC Plan; and
•automatic vesting of all time-based or performance-based restricted stock or restricted stock units (or similar rights) held by Mr. Thomas, with performance-based awards vesting at the target level.

The severance benefits described above are generally contingent on Mr. Thomas executing a release of claims against the Company. The Thomas Employment Agreement also contains obligations of Mr. Thomas regarding nondisclosure, noncompetition, nonsolicitation and non-disparagement. The Thomas Employment Agreement will supersede and replace Mr. Thomas’ existing employment agreement as of January 1, 2022.

The foregoing description of the Thomas Employment Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K.

Employment Agreement for President, Wheeler Fleet Solutions

On December 7, 2021, the Company entered into an employment agreement with Chad Wheeler (the “Wheeler Employment Agreement”) pursuant to which Mr. Wheeler will continue to be employed as President, Wheeler Fleet Solutions. The term of the Wheeler Employment Agreement will commence on January 1, 2022 and end on January 1, 2024, subject to automatic extensions for successive one-year periods unless notice not to renew is given by the Company or Mr. Wheeler at least 60 days prior to the expiration of the then-applicable term.

Pursuant to the Wheeler Employment Agreement, Mr. Wheeler’s base salary will be $377,731 per annum, subject to review for increases at least annually. Mr. Wheeler will also be eligible to receive an annual performance bonus each year subject to the satisfaction of performance criteria to be determined by the Compensation Committee under the Incentive Plan. He will also participate in VSE’s Equity Plan and the DSC Plan.

In the event of a Qualifying Termination of Mr. Wheeler which does not occur within two years after a change in control, the Company will pay to Mr. Wheeler (in addition to certain accrued obligations) (i) a lump sum cash amount of 1.5 times Mr. Wheeler’s annual base salary and (ii) a lump sum cash amount of the value of any accrued but unvested benefits of Mr. Wheeler under the DSC Plan. In the event of a Qualifying Termination which occurs within two years after a change in control, the Company will pay or provide the following benefits (in addition to certain accrued obligations) to Mr. Wheeler:

•a lump sum cash amount of the sum of (A) 1.5 times Mr. Wheeler’s annual base salary and (B) the applicable target bonus for Mr. Wheeler under the Incentive Plan for the year in which such termination occurs;
•a lump sum cash amount of the value of any accrued but unvested benefits of Mr. Wheeler under the DSC Plan; and
•automatic vesting of all time-based or performance-based restricted stock or restricted stock units (or similar rights) held by Mr. Wheeler, with performance-based awards vesting at the target level.

The severance benefits described above are generally contingent on Mr. Wheeler executing a release of claims against the Company. The Wheeler Employment Agreement also contains obligations of Mr. Wheeler regarding nondisclosure, noncompetition, nonsolicitation and non-disparagement.

The foregoing description of the Wheeler Employment Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as Exhibit 10.4 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number
10.1	Amended & Restated Executive Employment Agreement dated as of December 7, 2021, by and between VSE Corporation and John A. Cuomo.
10.2	Amended & Restated Executive Employment Agreement dated as of December 7, 2021, by and between VSE Corporation and Stephen D. Griffin.
10.3	Amended & Restated Executive Employment Agreement dated as of December 7, 2021, by and between VSE Corporation and Benjamin E. Thomas.
10.4	Executive Employment Agreement dated as of December 7, 2021, by and between VSE Corporation and Chad Wheeler.
99.1	Press release dated December 9, 2021, entitled “VSE Corporation Announces Appointment of Edward P. Dolanski to Board of Directors”
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VSE CORPORATION
(Registrant)

Date:	December 9, 2021	By:	/s/ Farinaz S. Tehrani
Farinaz S. Tehrani
Chief Legal Officer and Corporate Secretary